January 19, 2006 Exhibit 99.2

Forward looking statements
Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; or project revenues, income, returns, earnings per share or other financial measures for Capital One. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things:
continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets;
losses associated with new products or services or expansion internationally; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to execute effective tax planning strategies; our ability to recruit and retain experienced management personnel; the risks that the Hibernia businesses will not be integrated successfully and that the cost savings and other synergies from the transaction may not be fully realized; the long-term impact of the Gulf Coast Hurricanes on the impacted region, including the amount of property and credit losses, the amount of investment, including deposits, in the region, and the pace and magnitude of economic recovery in the region; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”) , including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2004, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.”
.

Our strong results in 2005 position Capital One for success in
2006
• 2005 diluted EPS of $6.73
– Q405 diluted EPS of $0.97
• 2005 loan growth of $25.7B
– Q405 loan growth of $20.8B, including $16.3B from Hibernia
– Excluding Hibernia, 2005 loan growth of 12%
• Strong credit quality and margins
– Q405 charge-off rate: 4.53%
– Excluding Hibernia, Q405 charge-off rate of 4.89%
• 2005 managed ROA of 1.72%
– 0.94% in Q405
2006 Guidance
• $7.40-7.80 Diluted EPS
• 7-9% loan growth
• Continued stability in annual ROA

Managed Income Statement ($Millions except per share data)
Change
2005 2004 $ %/bps
Net Interest Income $ 7,655.5 $ 6,634.7 $ 1,020.8 15%
Non-Interest Income 4,559.4 4,224.6 334.8 8%
Total Revenue 12,214.9 10,859.3 1,355.6 12%
Net Charge-offs 3,623.2 3,251.8 371.4 11%
Allowance (Release)/Build 68.6 (90.0) 158.6 (176) %
Other (24.2) 15.2 (39.4) n/a
Provision for Loan Losses 3,667.6 3,177.0 490.6 15%
Marketing Expenses 1,379.9 1,337.8 42.1 3%
Operating Expenses 4,338.3 3,984.4 353.9 9%
Tax Rate 36.1% 34.6 % n/a 150 bps
Net Income After Tax
(1)
$ 1,809.1 $ 1,543.5 $ 265.6 17%
Shares Used to Compute Diluted EPS 268.9 248.8 n/a n/a
Fully Diluted EPS $ 6.73 $ 6.21 $ 0.52 8%
Revenue Margin 12.46% 12.89 % n/a (43) bps
ROA 1.72 1.73 n/a (1) bps
Annual ROA remained stable as the decline in revenue margin was offset by operating efficiency gains

Managed Income Statement ($Millions except per share data)
Change
Q405 Q404 $ %/bps
Net Interest Income $ 2,075.2 $ 1,701.8 $ 373.4 22%
Non-Interest Income 1,243.4 1,099.0 144.4 13%
Total Revenue 3,318.6 2,800.8 517.8 18%
Net Charge-offs 1,066.6    839.7 226.9 27%
Allowance Build/(Release) 126.6        110.0 16.6 15%
Other (11.4)         12.1 (23.5) n/a
Provision for Loan Losses 1,181.8    961.8 220.0 23%
Marketing Expenses 447.4        511.1 (63.7) (12) %
Operating Expenses 1,241.7    1,045.4 196.3 19%
Tax Rate 37.3% 30.9 % n/a 640 bps
Net Income After Tax $ 280.3 $ 195.1 $ 85.2 44%
Shares Used to Compute Diluted EPS 287.7 253.0 34.7 n/a
Diluted EPS $ 0.97 $ 0.77 $ 0.20 26%
Revenue Margin 12.06% 12.66 % n/a (60) bps
ROA 0.94 0.83 n/a 11 bps
Q405 ROA reflected seasonal allowance build to support reported loan growth

The completion of the Hibernia acquisition in the 4
th
quarter affects a
number of metrics
Impact on Q405
• Income Statement: 6 weeks of revenues and costs, net income of
$31M
• Balance Sheet: $16.3B in loans, allowance addition of $216M
• $2.2B in cash deployed resulting in tangible capital ratio at 7.72%
• 32.8M shares issued, increasing Q405 average share count by 16.1M shares
Expected Impact
on 2006
• Around $90M of integration expenses
• New banking segment beginning in Q106

The Q405 bankruptcy filing spike affected a number of metrics, but remains in-line with expectations
Impact on Q405
Expected Impact
on 2006
• Managed BK charge-offs of $494M, in-line with
expectations; fully allowed for in prior quarters
• No P&L impact at top of the house in Q405
• Q305 provision fully posted to segment results in Q405
• Reduction in revenue suppression and delinquency rate as
delinquency buckets were reduced by bankruptcy “pull-
forward”
• Minimal bankruptcy spike-related P&L impact
• Charge-offs, delinquencies and revenue suppression
assumed to return to normal as “pull-forward” backlog clears out

Q405 Allowance build was driven by Q405 loan growth
Allowance for Loan Losses ($Millions)
Finance Charge & Fee Revenue Recognition ($Millions)
Change
Q405 Q305 $ %/bps
Managed Net Charge-offs $ 1,066.6        $ 868.0 $ 198.6 23%
Allowance Build/(Release) 126.6           42.0 84.6 201%
Other (11.4)            (9.6) (1.8) n/a
Managed Provision for Loan Losses 1,181.8        900.4 281.4 31%
Reported Loans $ 59,848 $ 38,852 $ 20,996 54%
Allowance for Loan Losses 1,790 1,447 343 24%
Reported $30+ Day Delinquencies 1,879 1,497 382 26%
Reported $30+ Delinquency Rate 3.14% 3.85 % n/a (71) bps
Reported Net Charge-off Rate 3.70 3.55 n/a 15 bps
Q405 Q305 Change
$ %
Amounts Billed to Customers
   but not Recognized as Revenue $ 227.9 $ 255.6 $ (27.7) (11) %

Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05

Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05

Capital One | fourth quarter 2005 results

Credit quality remains strong despite the impacts of the one-time bankruptcy spike
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed $30+ Day
Delinquency Rate
4.83% 4.42% 4.05% 4.37% 4.13%
Quarterly
Charge-off
Rate
4.10% 4.14% 4.53%
Bankruptcy
Filing Spike
3.24%

Capital and liquidity remain strong
Managed Balance Sheet Highlights ($Millions)
Available Liquidity ($Millions)
Change
Q405 Q404 $ %/bps
Loans $ 105,527 $ 79,861 $ 25,666 32%
Tangible Assets $ 129,484 $ 94,440 $ 35,044 37%
Tangible Capital
(1)
9,994 8,730 1,264 14%
Tangible Capital to Tangible Assets Ratio 7.72% 9.24 % n/a (152) bps
(1)
Includes preferred interests for Q4 05 and Q4 04.
Includes mandatory convertible securities for Q4 04.
Change
Q405 Q404 $ %/bps
Cash and Securities
(2)
$ 17,873 $ 9,086 $ 8,787 97%
Untapped Conduit Capacity 9,974 9,696 278 3%
Unsecured Credit Facility 750 750 0 0%
Total Available Liquidity $ 28,597 $ 19,532 $ 9,065 46%
2
Net of Pledged Securities

US Card delivered steady performance and 16% profit growth in 2005
$414.4
$201.9
$458.2
$432.4
$481.8
$237.0
$0
$100
$200
$300
$400
$500
$600
Q304 Q404 Q105 Q205 Q305 Q405
5.70%
4.69%
4.68%
4.90%
4.73%
4.93%
3.44%
3.86%
3.60%
3.66%
4.14%
3.97%
0%
1%
2%
3%
4%
5%
6%
Q304 Q404 Q105 Q205 Q305 Q405
Net Income After Tax
(1)
($M)
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net Charge-off Rate
Highlights
• 2005 NIAT of $1.6B, up 16%
• Managed loans of $49.5B, up 1.8% in
2005
• $21b in purchase volume in Q405 (up
19% over Q404)
• Charge-off and delinquency metrics
reflect bankruptcy spike
• Competition continues to aggressively
market 0% balance transfer teasers
with long teaser periods

4.33%
4.09%
3.89%
3.55%
3.30%
3.26%
2.83%
2.93% 2.93%
3.04%
2.81%
2.65%
0%
1%
2%
3%
4%
5%
6%
Q304 Q404 Q105 Q205 Q305 Q405
Global Financial Services results reflect strong performance in North
America and a challenging UK environment
Credit Risk Metrics
$86.8
$29.2
$70.5
$26.7
$81.9
$7.1
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
Q304 Q404 Q105 Q205 Q305 Q405
Net Income After Tax
(1)
($M)
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• 2005 NIAT of $186M, down $27M
from 2004:
– Decline in UK profits due to credit
pressure
– $18M after-tax write-down of goodwill
(vs. $49M after-tax gains on sale of
businesses in 2004)
– Strong profit growth across North
American businesses
• Managed loans of $23.4B, up 10% in
2005
• GFS long-term trajectory remains
strong

5.71%
3.32%
2.54%
2.63%
3.87%
1.74%
2.89%
4.65%
4.09%
3.51%
5.50%
5.54%
0%
1%
2%
3%
4%
5%
6%
Q304 Q404 Q105 Q205 Q305 Q405
Auto Finance is poised to continue growing loans and profits
Credit Risk Metrics
$55.3
$25.1
$35.6
$96.1
($7.7)
$8.1
($20)
$0
$20
$40
$60
$80
$100
$120
Q304 Q404 Q105 Q205 Q305 Q405
Net Income After Tax
(1)
($M)
(1) Based on internal allocations of consolidated results
Highlights
• $2.6B originations in Q405, $6.4B
loan growth in 2005
• 2005 NIAT of $132M, down 19%
from 2004:
– Increase in provision due to strong
originations and stable (vs. improving)
credit
– Onyx, Key Bank integrations
• Continuing to expand our full
spectrum multi-channel distribution
platform
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate

Integration of Hibernia is on track, and the franchise remains strong
Q4 Results
Status of
the Franchise
Integration
Update
• $21.7B deposits on 12/31/2005
• $16.3B managed loans on 12/31/2005
• $31M NIAT (Includes 6 weeks of results, integration and closing costs)
• Hibernia’s $175M storm-related provision in Q3 appears appropriate thus far
• 300 of 323 branches open and operating; evaluating re-opening plans for hurricane-impacted branches
• Business recovery efforts effective; better prepared for future storms
• Texas de novo strategy on track
• Integration on track
• Expected costs and synergies unchanged